                                                                    EXHIBIT m(6)

[AIM LOGO APPEARS HERE]    A I M DISTRIBUTORS, INC.
A I M Distributors, Inc.   SHAREHOLDER SERVICE AGREEMENT

                           (BANK TRUST DEPARTMENTS)




                                                                       , 19
                                            ---------------------------    -----
A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas  77046-1173

Gentlemen:

        We desire to enter into an Agreement with A I M Distributors, Inc. ("AIM Distributors") as agent on behalf of the funds listed on Schedule A hereto (the "Funds"), for the servicing of our clients who are shareholders of, and the administration of accounts in, the Funds. We understand that this Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the Funds, under a Distribution Plan (the "Plan") adopted pursuant to said Rule, and is subject to applicable rules of the National Association of Securities Dealers, Inc. ("NASD"). This Agreement defines the services to be provided by us for which we are to receive payments pursuant to the Plan. The Plan and the Agreement have been approved by a majority of the directors or trustees of the applicable Fund, including a majority of directors or trustees who are not interested persons of the applicable Fund, and who have no direct or indirect financial interest in the operation of the Plan or related agreements, by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination by the directors or trustees of the applicable Fund, in the exercise of their reasonable business judgement and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Shares. The terms and conditions of this Agreement shall be as follows:

1. To the extent that we provide continuing personal shareholder services and administrative support services to our customers who may from time to time own shares of the Funds of record or beneficially, including but not limited to, forwarding sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares of the Funds and providing such other services as AIM Distributors or the customer may reasonably request, you shall pay us a fee periodically. We represent that we shall accept fees hereunder only so long as we continue to provide such personal shareholder services.


                                                                           07/00

Shareholder Service Agreement                                             Page 2
(Bank Trust Departments)


2. We agree to transmit to AIM Distributors in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from AIM Distributors by us relating to shares of the Funds owned by our clients. AIM Distributors, on behalf of the Funds, agrees to pay all out-of-pocket expenses actually incurred by us in connection with the transfer by us of such proxy statements and reports to our clients as required under applicable laws or regulations.

3. We agree to make available upon AIM Distributors' request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in such shares as may be required by applicable laws and regulations or as may be reasonably requested by AIM Distributors.

4. We agree to transfer record ownership of a client's Fund shares to the client promptly upon the request of a client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

5. Neither we nor any of our employees or agents are authorized to make any representation to our clients concerning the Funds except those contained in the then current prospectuses applicable to the Funds, copies of which will be supplied to us by AIM Distributors; and we shall have no authority to act as agent for any Fund or AIM Distributors. Neither a Fund, nor A I M Advisors, Inc. ("AIM") will be a party, nor will they be represented as a party, to any agreement that we may enter into with our clients and neither a Fund nor AIM shall participate, directly or indirectly, in any compensation that we may receive from our clients in connection with our acting on their behalf with respect to this Agreement.

6. In consideration of the services and facilities described herein, we shall receive a maximum annual service fee and asset-based sales charge, payable monthly, as set forth on Schedule A hereto. We understand that this Agreement and the payment of such service fees and asset-based sales charge has been authorized and approved by the Board of Directors or Trustees of the applicable Fund, and that the payment of fees thereunder is subject to limitations imposed by the rules of the NASD.

7. AIM Distributors reserves the right, in its discretion and without notice, to suspend the sale of any Fund or withdraw the sale of shares of a Fund, or upon notice to us, to amend this Agreement. We agree that any order to purchase shares of the Funds placed by us after notice of any amendment to this Agreement has been sent to us shall constitute our agreement to any such amendment.

8. All communications to AIM Distributors shall be duly given if mailed to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Any notice to us shall be duly given if mailed to us at the address specified by us in this Agreement or to such other address as we shall have designated in writing to AIM Distributors.

9. This Agreement may be terminated at any time by AIM Distributors on not less than 60 days' written notice to us at our principal place of business. We, on 60 days' written notice addressed to AIM Distributors at its principal place of business, may terminate this Agreement. AIM Distributors may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of


                                                                           07/00

Shareholder Service Agreement                                             Page 3
(Bank Trust Departments)


     mailing notice to us of such termination. AIM Distributors' failure to terminate for any cause shall not constitute a waiver of AIM Distributors' right to terminate at a later date for any such cause. This Agreement may be terminated with respect to any Fund at any time by the vote of a majority of the directors or trustees of such Fund who are disinterested directors or by a vote of a majority of the Fund's outstanding shares, on not less than 60 days' written notice to us at our principal place of business. This Agreement will be terminated by any act which terminates the Agreement for Purchase of Shares of The AIM Family of Funds" between us and AIM Distributors or a Fund's Distribution Plan, and in any event, it shall terminate automatically in the event of its assignment by us, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

10. We represent that our activities on behalf of our clients and pursuant to this Agreement either (i) are not such as to require our registration as a broker-dealer in the state(s) in which we engage in such activities, or
     (ii) we are registered as a broker-dealer in the state(s) in which we engage in such activities. We represent that we are registered as a broker-dealer with the NASD if required under applicable law.

11. This Agreement and the Agreement for Purchase of Shares of The AIM Family of Funds--Registered Trademark-- through Bank Trust Departments constitute the entire agreement between us and AIM Distributors and supersede all prior oral or written agreements between the parties hereto. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute the same instrument.

12. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Texas.

13. This Agreement shall become effective as of the date when it is executed and dated by AIM Distributors.


                                                                           07/00

Shareholder Service Agreement                                             Page 4
(Bank Trust Departments)


        The undersigned agrees to abide by the foregoing terms and conditions.




                                         ---------------------------------------
                                         (Firm Name)


                                         ---------------------------------------
                                         (Address)


                                         ---------------------------------------
                                         City/State/Zip/County

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                         Dated:
                                               ---------------------------------



ACCEPTED:

A I M DISTRIBUTORS, INC.


By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

Dated:
      -----------------------------------

                     Please sign both copies and return to:
                            A I M Distributors, Inc.
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173


                                                                           07/00

Shareholder Service Agreement                                             Page 5
(Bank Trust Departments)

                                   SCHEDULE A

           Funds                                                Fees
           -----                                                ----

AIM Advisor Funds
           AIM International Value Fund
           AIM Real Estate Fund

AIM Equity Funds
           AIM Aggressive Growth Fund
           AIM Blue Chip Fund
           AIM Capital Development Fund
           AIM Charter Fund (Retail Class)
           AIM Constellation Fund (Retail Class)
           AIM Dent Demographic Trends Fund
           AIM Emerging Growth Fund
           AIM Large Cap Basic Value Fund
           AIM Large Cap Growth Fund
           AIM Mid Cap Growth Fund
           AIM Weingarten Fund (Retail Class)

AIM Floating Rate Fund

AIM Funds Group
           AIM Balanced Fund
           AIM Basic Balanced Fund
           AIM European Small Company Fund
           AIM Global Utilities Fund
           AIM International Emerging Growth Fund
           AIM New Technology Fund
           AIM Select Equity Fund
           AIM Small Cap Equity Fund
           AIM Value Fund
           AIM Value II Fund
           AIM Worldwide Spectrum Fund


AIM Growth Series
           AIM Basic Value Fund
           AIM Euroland Growth Fund
           AIM Mid Cap Equity Fund
           AIM Small Cap Growth Fund



AIM International Funds, Inc.
           AIM Asian Growth Fund
           AIM European Development Fund
           AIM Global Aggressive Growth Fund
           AIM Global Growth Fund
           AIM Global Income Fund
           AIM International Equity Fund


                                                                           09/01

Shareholder Service Agreement                                             Page 6
(Bank Trust Departments)


AIM Investment Funds
           AIM Developing Markets Fund
           AIM Global Energy Fund
           AIM Global Financial Services Fund
           AIM Global Health Care Fund
           AIM Global Infrastructure Fund
           AIM Global Telecommunications and Technology Fund
           AIM Strategic Income Fund

AIM Investment Securities Funds
           AIM Limited Maturity Treasury Fund(1)
           AIM High Yield Fund II
           AIM High Yield Fund
           AIM Income Fund
           AIM Intermediate Government Fund
           AIM Money Market Fund
           AIM Municipal Bond Fund
           AIM Total Return Bond Fund

AIM Series Trust
           AIM Global Trends Fund

AIM Special Opportunities Funds
           AIM Small Cap Opportunities Fund(2)
           AIM Large Cap Opportunities Fund(2)
           AIM Mid Cap Opportunities Fund(2)

AIM Tax-Exempt Funds
           AIM High Income Municipal Fund
           AIM Tax-Exempt Cash Fund

------------------
(1)  AIM Limited Maturity Treasury Fund offers Class A Shares only.
(2) AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund are closed to new investors.


                                                                           09/01

[AIM LOGO APPEARS HERE]    A I M DISTRIBUTORS, INC.
A I M Distributors, Inc.   SHAREHOLDER SERVICE AGREEMENT

                           (BROKERS FOR BANK TRUST DEPARTMENTS)




                                                                       , 19
                                            ---------------------------    -----

A I M Distributors, Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas  77046-1173

Gentlemen:

        We desire to enter into an Agreement with A I M Distributors, Inc. ("AIM Distributors") as agent on behalf of the funds listed on Schedule A hereto, which may be amended from time to time by AIM Distributors (the "Funds"), for the servicing of our clients who are shareholders of, and the administration of accounts in, the Funds. We understand that this Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the Funds, under a Distribution Plan (the "Plan") adopted pursuant to said Rule, and is subject to applicable rules of the National Association of Securities Dealers, Inc. ("NASD"). This Agreement defines the services to be provided by us for which we are to receive payments pursuant to the Plan. The Plan and the Agreement have been approved by a majority of the directors or trustees of the applicable Fund, including a majority of directors or trustees who are not interested persons of the applicable Fund, and who have no direct or indirect financial interest in the operation of the Plan or related agreements, by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination by the directors or trustees of the applicable Fund, in the exercise of their reasonable business judgement and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Shares. The terms and conditions of this Agreement shall be as follows:

1. To the extent that we provide continuing personal shareholder services and administrative support services to our customers who may from time to time own shares of the Funds of record or beneficially, including but not limited to, forwarding sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares of the Funds and providing such other services as AIM Distributors or the customer may reasonably request, you shall pay us a fee periodically. We represent that


                                                                           07/00

Shareholder Service Agreement                                             Page 2
(Brokers for Bank Trust Departments)


     we shall accept fees hereunder only so long as we continue to provide such personal shareholder services.

2. We agree to transmit to AIM Distributors in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from AIM Distributors by us relating to shares of the Funds owned by our clients. AIM Distributors, on behalf of the Funds, agrees to pay all out-of-pocket expenses actually incurred by us in connection with the transfer by us of such proxy statements and reports to our clients as required under applicable laws or regulations.

3. We agree to transfer to AIM Distributors in a timely manner as set forth in the applicable prospectus, federal funds in an amount equal to the amount of all purchase orders placed by us and accepted by AIM Distributors. In the event that AIM Distributors fails to receive such federal funds on such date (other than through the fault of AIM Distributors), we shall indemnify the applicable Fund and AIM Distributors against any expense (including overdraft charges) incurred by the applicable Fund and/or AIM Distributors as a result of the failure to receive such federal funds.

4. We agree to make available upon AIM Distributors' request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in such shares as may be required by applicable laws and regulations or as may be reasonably requested by AIM Distributors.

5. We agree to transfer record ownership of a client's Fund shares to the client promptly upon the request of a client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

6. Neither we nor any of our employees or agents are authorized to make any representation to our clients concerning the Funds except those contained in the then current prospectuses applicable to the Funds, copies of which will be supplied to us by AIM Distributors; and we shall have no authority to act as agent for any Fund or AIM Distributors. Neither a Fund, nor A I M Advisors, Inc. ("AIM") will be a party, nor will they be represented as a party, to any agreement that we may enter into with our clients and neither a Fund nor AIM shall participate, directly or indirectly, in any compensation that we may receive from our clients in connection with our acting on their behalf with respect to this Agreement.

7. In consideration of the services and facilities described herein, we shall receive a maximum annual service fee and asset-based sales charge, payable monthly, as set forth on Schedule A hereto. We understand that this Agreement and the payment of such service fees and asset-based sales charge has been authorized and approved by the Board of Directors or Trustees of the applicable Fund, and that the payment of fees thereunder is subject to limitations imposed by the rules of the NASD.

8. AIM Distributors reserves the right, in its discretion and without notice, to suspend the sale of any Fund or withdraw the sale of shares of a Fund, or upon notice to us, to amend this Agreement. We agree that any order to purchase shares of the Funds placed by us after notice of any amendment to this Agreement has been sent to us shall constitute our agreement to any such amendment.

                                                                           07/00

Shareholder Service Agreement                                             Page 3
(Brokers for Bank Trust Departments)


9. All communications to AIM Distributors shall be duly given if mailed to A I M Distributors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Any notice to us shall be duly given if mailed to us at the address specified by us in this Agreement or to such other address as we shall have designated in writing to AIM Distributors.

10. This Agreement may be terminated at any time by AIM Distributors on not less than 60 days' written notice to us at our principal place of business. We, on 60 days' written notice addressed to AIM Distributors at its principal place of business, may terminate this Agreement. AIM Distributors may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. AIM Distributors' failure to terminate for any cause shall not constitute a waiver of AIM Distributors' right to terminate at a later date for any such cause. This Agreement may be terminated with respect to any Fund at any time by the vote of a majority of the directors or trustees of such Fund who are disinterested directors or by a vote of a majority of the Fund's outstanding shares, on not less than 60 days' written notice to us at our principal place of business. This Agreement will be terminated by any act which terminates the Selected Dealer Agreement between us and AIM Distributors or a Fund's Distribution Plan, and in any event, shall terminate automatically in the event of its assignment by us, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

11. We represent that our activities on behalf of our clients and pursuant to this Agreement either (i) are not such as to require our registration as a broker-dealer in the state(s) in which we engage in such activities, or
     (ii) we are registered as a broker-dealer in the state(s) in which we engage in such activities. We represent that we are registered as a broker-dealer with the NASD if required under applicable law.

12. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Texas. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute the same instrument. This Agreement shall not relieve us or AIM Distributors from any obligations either may have under any other agreements between us.

13. This Agreement shall become effective as of the date when it is executed and dated by AIM Distributors.


                                                                           07/00

Shareholder Service Agreement                                             Page 4
(Brokers for Bank Trust Departments)

     The undersigned agrees to abide by the foregoing terms and conditions.




                                         ---------------------------------------
                                         (Firm Name)


                                         ---------------------------------------
                                         (Address)


                                         ---------------------------------------
                                         City/State/Zip/County

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                         Dated:
                                               ---------------------------------



ACCEPTED:

A I M DISTRIBUTORS, INC.


By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

Dated:
      -----------------------------------

                     Please sign both copies and return to:
                            A I M Distributors, Inc.
                          11 Greenway Plaza, Suite 1919
                            Houston, Texas 77046-1173




                                                                           07/00

Shareholder Service Agreement                                             Page 5
(Brokers for Bank Trust Departments)


                                   SCHEDULE A
           Funds                                                 Fees
           -----                                                 ----
AIM Advisor Funds
           AIM International Value Fund
           AIM Real Estate Fund

AIM Equity Funds
           AIM Aggressive Growth Fund
           AIM Blue Chip Fund
           AIM Capital Development Fund
           AIM Charter Fund (Retail Class)
           AIM Constellation Fund (Retail Class)
           AIM Dent Demographic Trends Fund
           AIM Emerging Growth Fund
           AIM Large Cap Basic Value Fund
           AIM Large Cap Growth Fund
           AIM Mid Cap Growth Fund
           AIM Weingarten Fund (Retail Class)

AIM Floating Rate Fund

AIM Funds Group
           AIM Balanced Fund
           AIM Basic Balanced Fund
           AIM European Small Company Fund
           AIM Global Utilities Fund
           AIM International Emerging Growth Fund
           AIM New Technology Fund
           AIM Select Equity Fund
           AIM Small Cap Equity Fund
           AIM Value Fund
           AIM Value II Fund
           AIM Worldwide Spectrum Fund

AIM Growth Series
           AIM Basic Value Fund
           AIM Euroland Growth Fund
           AIM Mid Cap Equity Fund
           AIM Small Cap Growth Fund

AIM International Funds, Inc.
           AIM Asian Growth Fund
           AIM European Development Fund
           AIM Global Aggressive Growth Fund
           AIM Global Growth Fund
           AIM Global Income Fund
           AIM International Equity Fund




                                                                           09/01

Shareholder Service Agreement                                             Page 6
(Brokers for Bank Trust Departments)


AIM Investment Funds
           AIM Developing Markets Fund
           AIM Global Energy Fund
           AIM Global Financial Services Fund
           AIM Global Health Care Fund
           AIM Global Infrastructure Fund
           AIM Global Telecommunications and Technology Fund
           AIM Strategic Income Fund

AIM Investment Securities Funds
           AIM Limited Maturity Treasury Fund(1)
           AIM High Yield Fund II
           AIM High Yield Fund
           AIM Income Fund
           AIM Intermediate Government Fund
           AIM Money Market Fund
           AIM Municipal Bond Fund
           AIM Total Return Bond Fund

AIM Series Trust
           AIM Global Trends Fund

AIM Special Opportunities Funds
           AIM Small Cap Opportunities Fund(2)
           AIM Large Cap Opportunities Fund(2)
           AIM Mid Cap Opportunities Fund(2)

AIM Tax-Exempt Funds
           AIM High Income Municipal Fund
           AIM Tax-Exempt Cash Fund







---------------------
(1)  AIM Limited Maturity Treasury Fund offers Class A Shares only.
(2) AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund are closed to new investors.




                                                                           09/01